UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 30, 2012

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295

(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On March 30, 2012, Wireless Telecom Group, Inc., a New Jersey corporation, (the “Company”) issued a press release announcing its operating results for its fourth fiscal quarter and year ended December 31, 2011.

          A copy of the press release is furnished as Exhibit 99.1 attached hereto and is incorporated by reference in its entirety into this item 2.02 of this Current Report on Form 8-K.

          In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

          The information provided in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Wireless Telecom Group, Inc., dated March 30, 2012

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: March 30, 2012	By:	/s/ Paul Genova

Paul Genova Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Wireless Telecom Group, Inc., dated March 30, 2012